UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Zentalis Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders
June 16, 2026
10:00 a.m. Eastern Time
ZENTALIS PHARMACEUTICALS, INC.
10275 SCIENCE CENTER DRIVE, SUITE 200
SAN DIEGO, CALIFORNIA 92121

April 30, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Zentalis Pharmaceuticals, Inc., or the Company or Zentalis, to be held at 10:00 a.m. Eastern Time, on Tuesday, June 16, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of 2026 Annual Meeting of Stockholders and the Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of 2026 Annual Meeting of Stockholders and the Proxy Statement.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, prior to the Annual Meeting. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If your shares are held by a bank, broker or other nominee, you will receive voting instructions from such nominee that you must follow for your shares to be voted. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support to drive Zentalis' science and product candidates forward for cancer patients.
Sincerely,

Julie Eastland
President, Chief Executive Officer and Director

ZENTALIS PHARMACEUTICALS, INC.
10275 Science Center Drive, Suite 200
San Diego, California 92121

Notice of 2026 Annual Meeting of Stockholders
To Be Held Tuesday, June 16, 2026

The 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Zentalis Pharmaceuticals, Inc., a Delaware corporation, or the Company or Zentalis, will be held at 10:00 a.m. Eastern Time, or ET, on Tuesday, June 16, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote your shares during the Annual Meeting, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ZNTL2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, or the Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held with a bank, broker or other nominee, please refer to the materials provided by your nominee for voting instructions. The Annual Meeting will be held for the following purposes:

1.To elect David Johnson and Jan Skvarka, Ph.D. as Class III directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified, subject to their earlier death, resignation or removal;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and
4.To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Our Board of Directors recommends that you vote “FOR” each of the Class III director nominees (Proposal 1) and “FOR” each of Proposals 2 and 3.
Each outstanding share of our common stock, par value $0.001 per share (Nasdaq: ZNTL), or our Common Stock, entitles the holder of record as of 5:00 p.m. ET on April 20, 2026 to receive notice of, and to vote at, the Annual Meeting or any postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to James Bucher, Chief Legal Officer and Corporate Secretary, at legal@zentalis.com, stating the purpose of the request and providing proof of ownership of Company stock. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
We are pleased to take advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing our stockholders the Internet Notice instead of a paper copy of our proxy materials. The Internet Notice contains instructions on how to access the documents and cast your vote by Internet. The Internet Notice also contains instructions on how to request a paper copy of our proxy materials. Stockholders who previously elected not to receive an Internet Notice will instead receive a paper copy of the proxy materials by mail. The notice and access process allows us to provide our stockholders with the information they need more efficiently, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may complete, sign, date and return the proxy card in the enclosed return envelope. Voting instructions are provided in the Internet Notice, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. If you choose to attend the Annual Meeting virtually, you may still vote your shares during the Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our Proxy Statement. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that nominee in order to vote your shares.
By Order of the Board of Directors,

James B. Bucher
Chief Legal Officer and Corporate Secretary
San Diego, California
April 30, 2026

ZENTALIS PHARMACEUTICALS, INC.
10275 Science Center Drive, Suite 200
San Diego, California 92121

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, June 16, 2026 at 10:00 a.m. Eastern Time

GENERAL INFORMATION
This Proxy Statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of Zentalis Pharmaceuticals, Inc., including any postponement or adjournment of the meeting, which we refer to as the Annual Meeting. We are holding the Annual Meeting on Tuesday, June 16, 2026, at 10:00 a.m. Eastern Time, or ET. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ZNTL2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, or the Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The mailing of the Internet Notice to our stockholders is scheduled to begin on or around April 30, 2026.
The record date for the Annual Meeting is April 20, 2026, or the Record Date. You are entitled to notice of the Annual Meeting, and any postponement or adjournment, only if you were a stockholder of record of shares of our common stock, $0.001 par value per share, or our Common Stock, as of 5:00 p.m. ET on the Record Date. You are entitled to vote at the Annual Meeting, and any postponement or adjournment, only if you were a stockholder of record of shares of our Common Stock as of 5:00 p.m. ET on the Record Date, or if you hold a valid proxy for the Annual Meeting. As of the Record Date, there were 71,186,348 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
In this Proxy Statement, “Zentalis”, “Company”, “we”, “us”, and “our” refer to Zentalis Pharmaceuticals, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 16, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at www.proxyvote.com.
These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com, or by submitting a request over the Internet at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
1.To elect David Johnson and Jan Skvarka, Ph.D. as Class III directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified, subject to their earlier death, resignation or removal;
2.To ratify the appointment of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and

4.To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Recommendations of the Board
The Board recommends that you vote your shares as follows:
•FOR the election of David Johnson and Jan Skvarka, Ph.D., as Class III directors;
•FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

If you return a properly-completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board's recommendations.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this Proxy Statement. You are viewing or have received this Proxy Statement because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Zentalis is making this Proxy Statement and its 2025 Annual Report to Stockholders, or the 2025 Annual Report, available to its stockholders electronically via the Internet. The mailing of the Internet Notice to our stockholders is scheduled to begin on or around April 30, 2026. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. Stockholders who previously elected not to receive an Internet Notice will instead receive a paper copy of the proxy materials by mail.
Please note that, while our proxy materials are available at the website referenced in the Internet Notice, and our Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report are available on our website, no information contained on such websites is incorporated by reference in or considered to be a part of this document.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us and nominee record holders, such as banks or brokers, to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the Internet Notice, and if applicable, one set of proxy materials, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice and/or the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered if you contact Broadridge Financial Solutions, Inc., or Broadridge, at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you want to end “householding” and receive separate copies of the Internet Notice and/or proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should use the address or telephone number above if you are a record holder, and you should contact your bank, broker, or other nominee if your shares are held with a bank, broker or other nominee.

Questions and Answers About the 2026 Annual Meeting of Stockholders
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker or other nominee on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, broker or other nominee, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting unless you obtain a legal proxy from your nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.
Who may attend the Annual Meeting?
You may attend the Annual Meeting online only if you are a Zentalis stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ZNTL2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker, or other nominee to obtain your 16-digit control number or otherwise vote through the nominee. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. ET. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:55 a.m. ET, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks, brokers or other nominees. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by telephone, via the Internet, or, if you received printed copies of the proxy materials, by completing, signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•By Internet: Before the Annual Meeting, you may vote via the Internet at www.proxyvote.com by following the instructions on the Internet Notice or the proxy card. You must have your 16-digit control number that is on either the Internet Notice or the proxy card when voting.
•By Telephone: You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You must have your 16-digit control number that is on either the Internet Notice or the proxy card when voting.
•By Mail: If you received a proxy card, complete, sign, date and return your proxy card, in the postage prepaid envelope, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board and according to the discretion of the proxy holders named in the proxy card upon any other business that may properly be brought before the Annual Meeting and at all postponements and adjournments thereof.
•Electronically at the Annual Meeting: If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the Annual Meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. ET, on June 15, 2026. Mailed proxy cards must be received by June 15, 2026 in order to be counted at the Annual Meeting.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name”. If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the nominee. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain nominees. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your nominee to obtain your 16-digit control number or otherwise vote through the nominee. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change or revoke my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may change or revoke your proxy at any time before it is voted by:
•submitting a duly executed proxy bearing a later date;
•granting a subsequent proxy through the Internet or telephone;
•giving written notice of revocation to the Corporate Secretary of Zentalis prior to or at the Annual Meeting; or
•voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of Zentalis before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.
Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ZNTL2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ZNTL2026.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted online during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who may attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•Irrelevant to the business of the Company or to the business of the Annual Meeting;
•Related to non-public information of the Company, including non-public information relating to the status or results of our business since our last periodic report filed with the SEC;
•Related to any pending, threatened or ongoing litigation;
•Related to personal grievances;
•Derogatory references to individuals or that are otherwise in bad taste;
•Substantially repetitious of questions already made by another stockholder;
•In excess of the two question limit;
•In furtherance of the stockholder’s personal or business interests; or
•Out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or the Corporate Secretary of Zentalis in their reasonable judgment.
Additional information regarding the question and answer session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who may attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon?

Proposal	Voting Options	Votes Required	Effect of Votes Withheld, Abstentions and Broker Non-Votes
Proposal 1: Election of Two Class III Directors	For All / Withhold All / For All Except	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	For / Against / Abstain	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of Our Named Executive Officers	For / Against / Abstain	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.

What is a “vote withheld” and an “abstention” and do they count for determining a quorum?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
May my broker vote for me, and what are broker non-votes and do they count for determining a quorum?
If your broker holds your shares in street name, the broker may vote your shares (1) on any proposal if the broker has received voting instructions from you, or (2) on “routine” matters even if the broker has not received voting instructions from you. At the Annual Meeting, your broker may, without instructions from you, vote on Proposal 2, which is considered a routine matter, but not on any of the other proposals. Broker non-votes are shares represented at the Annual Meeting held by brokers, bankers or other nominees for which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and such brokers, bankers or other nominees do not have discretionary voting power to vote such shares. Broker non-votes count for purposes of determining whether a quorum is present.

Who pays the cost of soliciting proxies?
The Company will pay the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and other vendors for forwarding solicitation material to beneficial owners of our outstanding Common Stock. The Company may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts.
Could other matters be decided at the Annual Meeting?
The Board does not know of any other matters that may be presented for action at the Annual Meeting. Under our Bylaws the deadline for stockholders to notify us of any proposals or director nominations to be presented at the Annual Meeting has passed. Should any other business come before the meeting, the persons named on the enclosed proxy card will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
What happens if the Annual Meeting is postponed or adjourned?
Subject to the provisions of our Bylaws, your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted. If the Annual Meeting is adjourned or postponed for any reason, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
Will my shares be voted if I do not return my proxy?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy by mail, or by voting at the Annual Meeting. If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Under applicable stock exchange rules, nominees subject to these rules are expected to have this discretionary voting authority with respect to ratification of the appointment of our independent registered public accounting firm (Proposal 2). However, they will not have this discretionary voting authority with respect the election of directors (Proposal 1), or the advisory approval of the compensation of our named executive officers (Proposal 3). As a result, if your shares are held in street name and you have not provided instructions with respect to Proposals 1 and 3, your shares will be considered broker non-votes. If your shares are held in street name, we encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this Proxy Statement.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with our Certificate of Incorporation, the Board is divided into three classes. We currently have six directors on our Board, with two directors in each of Classes I, II and III. One class is elected each year at the annual meeting of stockholders for a term of three years. David Johnson and Jan Skvarka, Ph.D., are the Class III directors whose terms expire at the 2029 Annual Meeting of Stockholders. On the recommendation of the Nominating and Corporate Governance Committee of the Board, or the Nominating Committee, the Board's nominees for election by the stockholders as the Class III directors are the two current Class III directors: Mr. Johnson and Dr. Skvarka. If elected, each Class III nominee will serve until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Vacancies or newly created directorships on the Board are filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, unless the Board determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy will hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
If you submit a proxy but do not indicate any voting instructions, then the persons named as proxies will vote the shares of Common Stock represented thereby for the election as a Class III director of the person whose name and biography appears below. In the event that either Mr. Johnson or Dr. Skvarka should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that either Mr. Johnson or Dr. Skvarka will be unable to serve if elected. Both Mr. Johnson and Dr. Skvarka have consented to being named in this Proxy Statement and to serve if elected.
Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below Class III director nominees.
Nominees for Class III Directors (terms to expire at the 2029 Annual Meeting of Stockholders)
The names of the nominees for Class III directors and certain information about each nominee are set forth below:

Name	Age	Served as a Director Since	Position with Zentalis
David Johnson	61	2020	Class III Director
Jan Skvarka, Ph.D.	59	2022	Class III Director

The biographical information about the Class III directors is set forth below.

David Johnson

David Johnson has served as a member of our Board since January 2020. Mr. Johnson also served as the Chairperson of our Board from May 2022 to November 2024, and as the Lead Independent Director of our Board from April 2020 to May 2022. Mr. Johnson is Chief Executive Officer and a member of the Board of Directors of Solve Therapeutics, Inc., a venture backed start-up focused on developing next generation mAb based oncology therapeutics, a position he has held since July 2021. In addition, Mr. Johnson is a general partner at Velosity Capital, a position he has held since January 2022. Previously, Mr. Johnson served as Chief Executive Officer of VelosBio Inc., or VelosBio, an oncology-focused biopharmaceutical company that he founded in 2017, which was acquired by Merck & Co., Inc., or Merck, (NYSE: MRK) in December 2020. From 2013 to 2016, Mr. Johnson served as Chief Executive Officer of Acerta Pharma, LLC, an oncology-focused pharmaceutical company, which is now a member of the AstraZeneca Group (Nasdaq: AZN). Mr. Johnson has served as a member of the Board of Directors of Aura (Nasdaq: AURA), a biopharmaceutical company, since January 2021, and as Chairman of the Board of Directors of

Aura since March 2021, as a member of the Board of Directors of Incisive Genetics Inc., a biotechnology company, since June 2022, and as a member of the Board of Directors of Sudo Biosciences, Inc., a biopharmaceutical company, since January 2021. Mr. Johnson has also served as the Chairman of the Board of Directors of Lengo Therapeutics, Inc., or Lengo, a precision oncology company, from March 2021 until it was acquired by Blueprint Medicines Corporation, or Blueprint (Nasdaq: BPMC), in December 2021, and as a member of the Board of Directors of Palleon Pharmaceuticals Inc., a biopharmaceutical company, from August 2021 to July 2025. Mr. Johnson received a bachelor's degree from Indiana University. We believe Mr. Johnson’s extensive and diverse expertise in the life sciences industry, including as an experienced executive of clinical-stage companies, qualifies him to serve on our Board.

Jan Skvarka, Ph.D.

Jan Skvarka, Ph.D., has served as a member of our Board since September 2022. From September 2019 to November 2021, Dr. Skvarka was the President, Chief Executive Officer, and a member of the Board of Directors of Trillium, a publicly traded, clinical-stage immuno-oncology company, which was acquired by Pfizer (NYSE: PFE) in November 2021. From 2014 to January 2019, Dr. Skvarka served as the President, Chief Executive Officer, and a member of the Board of Directors of Tal Medical Inc., a clinical-stage neuroscience company. Previously, Dr. Skvarka was a partner in the life sciences practice at Bain & Company in Boston, Massachusetts, and a manager at Price Waterhouse, Corporate Finance in London, United Kingdom, and Vienna, Austria. Dr. Skvarka has served as Chairman of DEM Biopharma, Inc. since March 2024, having previously served as Executive Chairman from March 2022 to March 2024, as a member of the Board of Directors of Monte Rosa Therapeutics, Inc. (Nasdaq: GLUE) since March 2023, and as a Senior Advisor to Sensible Biotechnologies, Inc. since March 2025. Dr. Skvarka is currently serving as a program advisor for the MS/MBA Biotechnology Life Sciences program at Harvard Business School. Dr. Skvarka holds an MBA from Harvard Business School and a Ph.D. in Economics from the University of Economics in Slovakia. We believe Dr. Skvarka is qualified to serve on our Board due to his operational, strategic, and financial experience in the biopharmaceutical industry.
Continuing Members of the Board
Class I Directors (terms to expire at the 2027 Annual Meeting of Stockholders)
The current members of our Board who are Class I directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
Julie Eastland	62	2024	Class I Director, President and Chief Executive Officer
Enoch Kariuki, Pharm.D.	44	2021	Class I Director
The biographical information about the Class I directors is set forth below.

Julie Eastland

Julie Eastland has served as our President and Chief Executive Officer, and as a member of our Board, since November 2024. Previously she served as the President and Chief Executive Officer of Harpoon Therapeutics, Inc., or Harpoon, from November 2021, and a member of its Board of Directors from October 2018, in each case until Harpoon’s acquisition by Merck (NYSE: MRK) in March 2024. From October 2020 to November 2021, Ms. Eastland served as Chief Operating Officer and Chief Financial Officer of ReCode Therapeutics, Inc., or ReCode, a privately held genetics medicine company. Prior to ReCode, from October 2018 to February 2020, she served as Chief Financial Officer and Chief Business Officer of Rainier Therapeutics, Inc., or Rainier, a privately held biopharmaceutical company focused on bladder cancer. Before Rainier, she was Chief Financial Officer and Chief Business Officer of Cascadian Therapeutics, or Cascadian, a publicly traded biopharmaceutical company, from August 2010 to March 2018, when it was acquired by Seagen. Prior to Cascadian, Ms. Eastland served as Chief Financial Officer and Vice President of Finance and Operations of VLST Corporation, a privately held biotechnology company, and held various financial and strategic management positions at privately held and publicly traded biotechnology companies including Dendreon Pharmaceuticals LLC and Amgen Inc. (Nasdaq: AMGN). Ms. Eastland served as a member of the Board of Directors of Dynavax Technologies Corporation (Nasdaq: DVAX) until May 2025, and serves as a member of the Boards of Directors of Lantheus Holdings, Inc. (Nasdaq: LNTH) and Seismic Therapeutic, Inc. Ms. Eastland received an M.B.A. from Edinburgh University

Management School and a B.S. in finance from Colorado State University. We believe Ms. Eastland’s extensive operational, strategic, and financial experience in the biopharmaceutical industry qualifies her to serve on our Board.

Enoch Kariuki, Pharm.D.

Enoch Kariuki, Pharm.D., has served as a member of our Board since February 2021. Dr. Kariuki has served as President of Endeavor BioMedicines, a clinical-stage biotechnology company developing novel therapies for fibrosis and oncology, since March 2024. In addition, Dr. Kariuki is a general partner at Velosity Capital, a position he has held since March 2021. Previously, from June 2021 to January 2022, Dr. Kariuki served as Chief Executive Officer of Lengo until its acquisition by Blueprint (Nasdaq: BPMC). Prior to Lengo, Dr. Kariuki served as Chief Financial Officer of VelosBio, an oncology-focused biopharmaceutical company, from July 2020 until its acquisition by Merck (NYSE: MRK) in December 2020. From June 2018 to February 2020, Dr. Kariuki served as Senior Vice President, Corporate Development at Synthorx, Inc., a clinical stage biotechnology company that was acquired by Sanofi SA (Nasdaq: SNY). From 2014 to April 2018, Dr. Kariuki served as Vice President at H.I.G. Capital, a private equity and alternative assets investment firm. Dr. Kariuki has been a member of the Board of Directors of Pheon Therapeutics, an oncology-focused biotechnology company, since September 2024. Dr. Kariuki also served as a member of the Board of Directors of ProfoundBio, Inc., a clinical-stage oncology company, from February 2024 until it was acquired by Genmab A/S (Nasdaq: GMAB) in May 2024, as a member of the Board of Directors of Endeavor from December 2023 until March 2024, when he transitioned to the role of President, and as a member of the Board of Directors and Chairperson of the Audit Committee of Imago Biosciences, Inc., a biopharmaceutical company, from February 2021 until it was acquired by Merck (NYSE: MRK) in January 2023. Dr. Kariuki received an M.B.A. from the Tuck School of Business at Dartmouth and a Pharm.D. from Texas Southern University. We believe Dr. Kariuki’s experience as a senior executive at large and small commercial and clinical-stage life sciences companies qualifies him to serve on our Board.
Class II Directors (terms to expire at the 2028 Annual Meeting of Stockholders)
The current members of our Board who are Class II directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
Scott Myers	60	2024	Class II Director, Chairperson
Luke Walker, M.D.	54	2024	Class II Director

The biographical information about the nominees for director is set forth below.

Scott Myers

Scott Myers has served as a member of our Board and as the Chairperson of our Board since November 2024. Previously, Mr. Myers served as President, Chief Executive Officer and a member of the Board of Directors of Viridian Therapeutics, Inc. (Nasdaq: VRDN) from February 2023 to November 2023. Prior to Viridian, Mr. Myers served as Chief Executive Officer and a member of the Board of Directors of AMAG Pharmaceuticals, Inc. from April 2020 until it was acquired by Covis Group S.à.r.l. in November 2020. Mr. Myers served as Chief Executive Officer and Chairman of the Board of Directors of Rainier Therapeutics, Inc., a private oncology-focused biotechnology company, from 2018 to 2020 when its lead asset was purchased by Fusion Pharmaceuticals Inc., and as President, Chief Executive Officer and a member of the Board of Directors of Cascadian, from 2016 until it was acquired by Seagen, Inc. (fka Seattle Genetics, Inc.), in 2018. Mr. Myers has served as Chairperson of the Board of Directors of Convergent Therapeutics, Inc. since March 2024, and as a member of the Board of Directors of Umoja Biopharma, Inc. since November 2024. Mr. Myers also served as Chairperson of the Board of Directors of Dynavax Technologies Corporation until Dynavax was acquired by Sanofi (Nasdaq: SNY) in February 2026 and as a member of the Board of Directors of Harpoon from August 2018, and as Chairman of Harpoon from October 2021, until Harpoon was acquired by Merck (NYSE: MRK), in March 2024. Mr. Myers previously served as a member of the Boards of Directors of Selecta Biosciences, Inc. from June 2019 until its merger with Cartesian Therapeutics, Inc. (Nasdaq: RNAC) in November 2023, and Trillium Therapeutics Inc., or Trillium, from April 2021 until its acquisition by Pfizer Inc., or Pfizer (NYSE: PFE), in November 2021, and as Chairperson of the Board of Directors of Ironshore Therapeutics Inc. from April 2022 until its acquisition by Collegium Pharmaceutical Inc. (Nasdaq: COLL) in September 2024, and Sensorion S.A. (EPA: ALSEN) from December 2021 to March 2023. Mr. Myers received a B.A. in Biology from Northwestern University and an M.B.A. from the Graduate School of Business (Booth) at the University of Chicago. We believe Mr. Myers’ experience in the biotechnology industry and his extensive experience in the leadership of both commercial and development stage biopharmaceutical companies qualify him to serve on our Board.

Luke Walker, M.D.

Luke Walker, M.D., has served as a member of our Board since May 2024. Dr. Walker has served as the Chief Medical Officer of Umoja Biopharma, Inc., a company focused on the development of in vivo CAR T cell therapeutics, since January 2025. He previously was the Chief Medical Officer of Harpoon, an oncology-focused biopharmaceutical company focused on the development of T-cell engagers in oncology, from October 2022 until Harpoon was acquired by Merck (NYSE: MRK) in March 2024. From March 2018 to September 2022, Dr. Walker served as Vice President, Clinical Development for Seagen, where he initially led the development of TUKYSA (tucatinib) and later, a portfolio of early stage programs. Prior to that, from 2011 to 2018, Dr. Walker held various roles in clinical development at Cascadian, a publicly traded biopharmaceutical company that was acquired by Seagen, culminating in his role as Senior Vice President, Clinical Development. Dr. Walker served as a medical oncologist and hematologist at Providence Regional Medical Center, Everett, WA, from 2007 to 2011 and at The Everett Clinic, Center for Cancer Care, from 2005 to 2007. Dr. Walker has served as a member of the Board of Directors of Context Therapeutics Inc. (Nasdaq: CNTX), an oncology-focused biopharmaceutical company, since September 2024. Dr. Walker is a current Diplomate of the American Board of Internal Medicine in Medical Oncology, with prior board certifications in Hematology and Internal Medicine. He completed fellowships in bone marrow and stem cell transplantation, and hematology and medical oncology at Oregon Health Sciences University. Dr. Walker received his M.D. from the University of Oklahoma Health Sciences Center and his B.A. in letters and French from the University of Oklahoma. Dr. Walker also completed the Stanford Graduate School of Business LGBTQ Executive Leadership Program in 2017. We believe Dr. Walker's extensive experience in the biopharmaceutical industry, particularly in oncology, makes him qualified to serve on our Board.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, or the Audit Committee, has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Ernst & Young is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Recommendation of the Board

The Board unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company's independent registered public accounting firm. The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and reporting processes, including its systems of internal controls. The Audit Committee oversees the Company’s financial reporting process on behalf of, and in partnership with, the Company’s Board of Directors and provides advice with respect to the Company’s risk evaluation and mitigation processes. The Audit Committee’s functions are more fully described in its charter, which is available on the Company's website at ir.zentalis.com/corporate-governance/documents-charters.
The Audit Committee has reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange Commission (“SEC”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Company’s Board of Directors that the audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed by the Company with the SEC.
Respectfully submitted,

The Audit Committee of the Board of Directors

Enoch Kariuki, Pharm.D. (Chairperson)
Jan Skvarka, Ph.D.
Luke Walker, M.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:

Fee Category	2025	2024
Audit Fees	$700,000	$695,695
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$700,000	$695,695

Audit Fees
Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy, or the Pre-Approval Policy, that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee, or a specific pre-approval, or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy, or a general pre-approval. Unless a type of service to be provided by Ernst & Young has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Rule 14a-21 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, we request that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” set forth below in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
Rule 14a-21 under the Exchange Act also requires that stockholders have the periodic opportunity to cast an advisory vote with respect to whether future named executive officer compensation advisory votes will be held every one, two or three years. At the Company's 2022 Annual Meeting of Stockholders, stockholders voted to hold an advisory vote every year.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, by a non-binding advisory vote, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.”
We believe that our compensation programs and policies for the year ended December 31, 2025 were an effective incentive for the achievement of our goals, were aligned with stockholders’ interest and are worthy of stockholder support. Additional details concerning how we structure our compensation programs are provided in the section titled “Executive Compensation” set forth below in this Proxy Statement.

This vote is merely advisory and will not be binding upon us, our Board or the Compensation Committee of the Board, or the Compensation Committee, nor will it create or imply any change in the duties of us, our Board or our Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter. The next stockholder advisory vote on the compensation of our named executive officers will occur at our annual meeting of stockholders in 2027.
Recommendation of the Board

The Board unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Julie Eastland (1)	62	President, Chief Executive Officer and Director
Ingmar Bruns, M.D. (2)	51	Chief Medical Officer
James Bucher (3)	60	Chief Legal Officer and Corporate Secretary

(1)Ms. Eastland's biography is included under "Proposal 1: Election of Directors—Continuing Members of the Board—Class I Directors" above.
(2)Dr. Bruns has served as our Chief Medical Officer since November 2024. From November 2021 to July 2024, Dr. Bruns served as the Development Head, Hematologic Malignancies, Pfizer Global Product Development at Pfizer (NYSE: PFE). Prior to Pfizer, Dr. Bruns served as Chief Medical Officer of Trillium, a publicly traded, clinical-stage immuno-oncology company, from November 2020 until its acquisition by Pfizer in November 2021. From October 2017 to November 2020, Dr. Bruns served as Senior Vice President, Head of Clinical Development of Pieris Pharmaceuticals, Inc., a publicly traded clinical stage biotechnology company that merged with Palvella Therapeutics, Inc. (Nasdaq: PVLA) in December 2024. From 2013 through 2017, Dr. Bruns served as Deputy Head of Early Development Oncology at Bayer Healthcare Pharmaceuticals Inc. Dr. Bruns received an M.D. and a Ph.D. from the University of Lubeck in Germany.
(3)Mr. Bucher has served as our Chief Legal Officer and Corporate Secretary since September 2025. Previously he served as the Chief Legal Officer of Harpoon Therapeutics, Inc. from December 2023 until its acquisition by Merck (NYSE: MRK) in March 2024. From October 2020 to March 2023, Mr. Bucher served as Executive Vice President and General Counsel and Head of Human Resources at Eliem Therapeutics, Inc.. Prior to Eliem Therapeutics, Inc., Mr. Bucher served as Executive Vice President and General Counsel at Alder Biopharmaceuticals, Inc., and in a senior legal position at Exelixis, Inc.. Earlier in his career, Mr. Bucher was a Partner at Shearman & Sterling LLP (now known as A&O Shearman). He earned his J.D. with distinction from Emory University School of Law and holds a B.A. in Biology and minor in Political Science from Colgate University.

CORPORATE GOVERNANCE
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee, Compensation Committee and Nominating Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our current Audit Committee, Compensation Committee and Nominating Committee charters in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.zentalis.com, or by writing to our Corporate Secretary at our offices at 10275 Science Center Drive, Suite 200, San Diego, California 92121.
Board Composition
Our Board currently consists of six members: Scott Myers, Julie Eastland, David Johnson, Enoch Kariuki, Pharm.D., Jan Skvarka, Ph.D. and Luke Walker, M.D. As set forth in our Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Vacancies or newly created directorships on the Board are filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, unless the Board determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. A director elected to fill a vacancy will hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Director Independence
Mr. Myers, Mr. Johnson, Dr. Kariuki, Dr. Skvarka and Dr. Walker each qualify as “independent” in accordance with the listing requirements of The Nasdaq Stock Market, LLC, or Nasdaq. In addition, the Board determined that Mr. Karan Takhar, a former director who resigned in December 2025, qualified as independent while he served on the Board. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq listing rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board considered information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Our Board also determined that each of the current members of our Audit Committee, Compensation Committee and Nominating Committee satisfies the independence standards for such committee established by the SEC and Nasdaq listing requirements, as applicable. As an employee of the Company, Ms. Eastland is not independent. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as experience serving as a board member or officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Zentalis Pharmaceuticals, Inc., 10275 Science Center Drive, Suite 200, San Diego, California 92121. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chairperson of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Zentalis Pharmaceuticals, Inc., 10275 Science Center Drive, Suite 200, San Diego, California 92121.
Board Leadership Structure
Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of the Board, or Chairperson, and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently separate the roles of Chairperson and Chief Executive Officer, with Mr. Myers, who is an independent director, serving as Chairperson and Ms. Eastland serving as our President and Chief Executive Officer. Our Board has determined that separating the roles of Chairperson and Chief Executive Officer is best for our Company and our stockholders at this time because it reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of the Board as a whole. As Chairperson, Mr. Myers presides over meetings of the Board, including executive sessions of the Board, and performs oversight responsibilities, while Ms. Eastland, as President and Chief Executive Officer, is responsible for setting the strategic direction for our Company and the day-to-day leadership and performance of our Company. Mr. Myers also may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. In addition, we believe the Chairperson is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. Accordingly, we believe our current leadership structure is the optimal structure for us at this time.
However, our Board will continue to periodically review our governance structure and may make such changes in the future as it deems appropriate. During its routine review of the Board’s leadership structure, the Board and the Company consider the circumstances under which the roles of Chairperson and Chief Executive Officer could most effectively serve the Company’s and its stockholders’ interests if combined. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on its governance structure. If, in the future, the Chairperson is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Independent Director. If appointed, the Lead Independent Director’s responsibilities would include, but are not limited to, presiding over all meetings of the Board at which the Chairperson is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairperson.

Our Audit Committee, Compensation Committee and Nominating Committee are chaired by independent directors and consist entirely of independent directors. Our Board delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board. We believe that the independent committees of our Board and their Chairpersons promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our Company at this time because it strikes an effective balance between management and independent leadership participation in our Board meetings.
Board Role in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including business continuity risks. The Audit Committee monitors compliance with key legal and regulatory requirements, discusses the Company’s key policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, oversees management of the Company’s financial, cybersecurity and information security risks, and considers and approves or disapproves any related person transactions. Our Nominating Committee monitors the risks relating to our corporate governance framework and develops and recommends to the Board changes to the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Because of the role of the Board and its committees in risk oversight, the Board believes that any Board leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to the Company’s operations. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and other employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, and persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.zentalis.com, in the “Investors & Media” section under “Corporate Governance,” or copies can be obtained by requesting them in writing from our Corporate Secretary at our San Diego, California office. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Policy for Recovery of Erroneously Awarded Compensation
Our Board has adopted a Policy for Recovery of Erroneously Awarded Compensation, or the Clawback Policy, that is intended to comply with the rules and regulations promulgated by the SEC and the Nasdaq listing standards that implement the clawback policy requirements set forth in Section 10D of the Exchange Act. The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation paid to any current or former executive officer of the Company in the event of a required accounting restatement.
Insider Trading Compliance Policy

Our Board has adopted an Insider Trading Compliance Policy governing the purchase, sale, and other dispositions of our securities which applies to all of our directors, officers and employees. We believe that the Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Insider Trading Compliance Policy is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 26, 2026.

Anti-Hedging Policy

Our Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings
There were ten meetings of the Board during the fiscal year ended December 31, 2025. Each director attended at least 75% of the meetings of the Board and the committees of the Board on which the director served during the fiscal year ended December 31, 2025 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).
Under our Corporate Governance Guidelines, which is available in the “Corporate Governance” section of the “Investors & Media” page of our website at www.zentalis.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. It is the practice of our Board to have a separate meeting session for the independent directors during every regularly scheduled meeting of the full Board. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders; however, it is the practice of our Board to make every effort to attend our annual meetings of stockholders. Two out of seven of our then-incumbent directors attended our 2025 Annual Meeting of Stockholders.
Committees of the Board
Our Board has established the three standing committees required to be established by SEC rules and regulations and Nasdaq listing standards —Audit, Compensation, and Nominating—each of which operates under a written charter that has been approved by our Board and that is available in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.zentalis.com.
The members of each of these Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Scott Myers†		M	M
David Johnson*		CH
Enoch Kariuki, Pharm.D.	CH
Jan Skvarka, Ph.D.*	M		CH
Luke Walker, M.D.	M		M
*    Nominated for election at the Annual Meeting. See Proposal 1.
†    Chairperson of the Board
CH    Chairperson of the Committee
M    Member of the Committee
Audit Committee
Our Audit Committee’s responsibilities include the following:
•appointing, approving the compensation of, and overseeing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our audited financial statements and related disclosures;
•coordinating the Board's oversight of our internal control over financial reporting, disclosure controls and procedures and Code of Business Conduct and Ethics;

•discussing our risk assessment and risk management policies and overseeing management of our financial, cybersecurity and information security risks;
•receiving regular briefings from management on information security matters, including data privacy and cybersecurity;
•establishing procedures for the receipt, retention, and treatment of accounting related complaints and concerns;
•meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions;
•periodically reviewing our investment policy; and
•preparing the audit committee report required by the SEC rules (which is included in this Proxy Statement under the header "Report of the Audit Committee of the Board of Directors").
The members of the Audit Committee are Dr. Kariuki, Dr. Skvarka and Dr. Walker. Dr. Kariuki serves as the Chairperson of the Audit Committee. Our Board has affirmatively determined that each of Dr. Kariuki, Dr. Skvarka and Dr. Walker is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq listing rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq listing rules. In addition, our Board has determined that each of Dr. Kariuki and Dr. Skvarka qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq listing rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met four times in 2025.
Compensation Committee
Our Compensation Committee's responsibilities include the following:
•reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•overseeing and administering our cash and equity incentive plans;
•reviewing and making recommendations to the Board with respect to director compensation;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•preparing the annual Compensation Committee Report, to the extent required by SEC rules;
•administering and overseeing our Clawback Policy; and
•overseeing and periodically reviewing with management the Company's strategies, policies and practices with respect to human capital management, and management development, including with respect to matters such as workplace environment and culture; employee engagement and effectiveness; and talent recruitment, development and retention.
The Compensation Committee generally considers the President and Chief Executive Officer’s recommendations when making decisions or recommendations regarding the compensation of non-employee directors and executive officers (other than her own compensation). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2025, the Compensation Committee engaged Anderson Pay Advisors LLC, and subsequently Pay Governance LLC, or the Compensation Consultant, to assist in making decisions or recommendations regarding certain compensation matters, including the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed compensation assessments provided by the Compensation Consultant comparing our compensation to that of a group of peer companies within our industry and met with the Compensation Consultant to discuss our executive and non-employee director compensation and to receive input and advice. The Compensation Consultant reports directly to the Compensation Committee.
The Compensation Committee has considered the adviser independence factors required by Nasdaq listing rules promulgated pursuant to Section 10C-1 of the Exchange Act as they relate to the Compensation Consultant and has determined that the work of the Compensation Consultant does not raise a conflict of interest.

The Compensation Committee may form and delegate authority under its charter to one or more subcommittees as it deems appropriate from time to time under the circumstances. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The current members of our Compensation Committee are Mr. Myers and Mr. Johnson. Mr. Johnson serves as the Chairperson of the Compensation Committee. Each current member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. Mr. Karan Takhar served as a member of our Compensation Committee until his resignation in December 2025. During his service, Mr. Takhar qualified as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act
The Compensation Committee met five times in 2025.
Nominating and Corporate Governance Committee
Our Nominating Committee’s responsibilities include the following:
•identifying individuals qualified to become Board members;
•recommending to the Board other persons to be nominated for election as directors and to each Board committee;
•developing and recommending to the Board corporate governance guidelines;
•working with our Chief Executive Officer to evaluate our succession plans for the President and Chief Executive Officer and other executive officers;
•overseeing a periodic self-evaluation of the Board; and
•overseeing Company strategies and policies, as may be applicable, regarding environmental, sustainability and social matters.
The members of our Nominating Committee are Dr. Skvarka, Mr. Myers and Dr. Walker. Dr. Skvarka serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met four times in 2025.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named below, whom we refer to as our “named executive officers,” and important factors relevant to an analysis of this compensation program. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the information presented in the following tables and the corresponding narrative.
Overview
To date, the compensation of our named executive officers has consisted of a combination of base salary, annual cash bonus, equity, and other employee benefits generally available to our employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment pursuant to their employment agreements, as described below.
For the year ended December 31, 2025, our named executive officers (with their current positions noted) are as follows:

Name	Position
Julie Eastland	President, Chief Executive Officer and Director
Ingmar Bruns, M.D.	Chief Medical Officer
James Bucher	Chief Legal Officer and Corporate Secretary
Andrea Paul	Former Chief Legal Officer and Corporate Secretary
Mark Lackner, Ph.D.	Former Chief Scientific Officer
Our Company

We are a clinical-stage biopharmaceutical company developing azenosertib (ZN-c3), an investigational, potentially first-in-class and best-in-class WEE1 inhibitor, for patients with ovarian cancer and other tumor types. In clinical trials, azenosertib has been well tolerated and has demonstrated anti-tumor activity as a single agent across multiple tumor types. We are currently focused on advancing the clinical development of azenosertib in Cyclin E1-positive platinum-resistant ovarian cancer, or PROC. We believe that our DENALI (ZN-c3-005) Part 2 clinical trial of azenosertib in patients with Cyclin E1-positive PROC, if successful, has the potential to support an accelerated approval, subject to U.S. Food and Drug Administration, or FDA, review. We also believe that azenosertib has broad franchise potential beyond Cyclin E1-positive PROC. We exclusively in-license or solely own worldwide development and commercialization rights to azenosertib.
Key Compensation Decisions and Actions in 2025
Specific elements of our named executive officer compensation program include the following:
•Annual review of named executive officer base salaries, including to maintain reasonable positioning relative to our peer companies.

•We provide a portion of our named executive officer compensation in the form of short-term incentive compensation (annual cash bonuses), which are based entirely on corporate performance goals established by the Board. Our executives make strategic decisions that influence the Company's annual and long-term performance, and we believe it is appropriate to reward performance against achievement of corporate performance goals.

•We provide a significant portion of our named executive officer compensation in the form of long-term incentive compensation (stock option awards and restricted stock units, or RSUs) that vest over time. These equity awards align the interests of our named executive officers with our stockholders, as the value received by our executives upon vesting or exercise of these awards is directly tied to the value of our stock. Specifically, stock option awards provide value to our named executive officers only if our stock price increases following the date of grant, directly linking the interest of our named executive officers with those of our stockholders.

The primary elements of our total direct compensation program for our named executive officers and a summary of the actions taken by the Board and/or Compensation Committee during 2025 are set forth below.

Base Salary
•None of our named executive officers received a base salary increase for 2025
•Ms. Eastland and Dr. Bruns, each of whom joined the Company in November 2024 and Mr. Bucher, who joined the Company in September 2025, each received a base salary set at the time of commencement of employment reflecting his or her experience and our desire to maintain reasonable positioning relative to our peer companies.
•In 2025, we aimed for total cash compensation for our named executive officers to be above the market median, placing their salary levels between the 50th and 75th percentiles of similarly-situated executives at comparable companies based on our peer group.

Short-Term Incentive Compensation - Annual Cash Bonus
•In 2025, the Board approved our 2025 corporate performance goals, each with its own weighting to reflect their importance to our business. These corporate performance goals related to clinical development, our future pipeline, regulatory, quality, culture/people, and financial objectives.
•In January 2026, the Board reviewed our achievements against our 2025 corporate performance goals and determined that the Company had achieved 105% of our 2025 corporate performance goals.
•The annual cash bonuses for our named executive officers who were employed at the end of January 2026, which bonuses were tied 100% to achievement of 2025 corporate performance goals, were paid out at 105% of target.

Long-Term Incentive Compensation - Equity
•Stock option awards are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our Common Stock increases above the exercise price. As a result, they provide strong incentives for our named executive officers to increase the value of our Common Stock over the long term, and they tightly align the interests of our named executive officers with those of our stockholders.
•RSUs are granted because they are less dilutive to our stockholders, as fewer shares of our Common Stock are granted to achieve an equivalent value relative to a stock option, and because RSUs are an effective retention tool that maintain value even where the stock price declines following the grant date of such awards.
•In February 2025, the Compensation Committee granted annual stock option awardss and RSUs for our named executive officers, other than Mr. Bucher who joined the Company following such time.
•Mr. Bucher, who commenced employment with us in September 2025, received a stock option award in connection with his commencement of employment, as approved by the Compensation Committee.

Our Executive Compensation Practices
We endeavor to maintain sound executive compensation policies and practices consistent with our compensation philosophy for named executive officers. The following table highlights some of our compensation policies and practices applicable to named executive officers, which are structured to drive performance and align our named executive officers’ interests with our stockholders’ long-term interests:

WHAT WE DO

✓	Pay for Performance. We design our compensation program for named executive officers to align pay with Company performance.

✓
Significant Portion of Compensation is at Risk. Under our compensation program for named executive officers, a significant portion of compensation is “at risk” based on our Company performance, including annual cash bonuses and equity, to align the interests of our named executive officers and stockholders.

✓	Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.

✓
Independent Compensation Advisor Reports Directly to the Compensation Committee. The Compensation Committee engages its own independent compensation consultant to assist with making compensation decisions.

✓
Annual Market Review of Named Executive Compensation. The Compensation Committee and its compensation consultant annually assess competitiveness and market alignment of our compensation plans and practices.

✓
Multi-Year Vesting Requirements. The equity awards granted to our named executive officers vest over multi-year periods, consistent with our desire to align our named executive officers' interests with those of our stockholders, current market practice and our retention objectives.

✓
Minimize Inappropriate Risk Taking. Our compensation program for named executive officers is weighted toward long-term incentive compensation (equity) to discourage short-term risk taking, and it includes goals that are quantifiable and multiple performance measures.

✓	“Double Trigger” Change in Control Benefits. The employment agreements with our named executive officers do not include any “single trigger” change in control cash severance benefits.

✓
Competitive Peer Group. Our Compensation Committee selects our peers from biopharmaceutical companies that are similar to us with respect to market capitalization, headcount, stage of development, and geographic location, while also taking into account a number of qualitative criteria.

✓
Clawback Policy. We have adopted a Clawback Policy that provides for the mandatory recovery of erroneously awarded incentive-based compensation paid to any current or former executive officer of the Company in the event of a required accounting restatement.

WHAT WE DON’T DO

X
No Special Health or Welfare Benefits for Executives. Our named executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Named executive officers do not have access to special benefits programs.

X
Prohibition on Hedging and Pledging. Our Insider Trading Compliance Policy prohibits our employees (including our named executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities.

2025 Summary Compensation Table
The following table presents summary information regarding the compensation that was awarded to, earned by or paid to our named executive officers for services rendered for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Julie Eastland (2) President and Chief Executive Officer	2025	700,000	-	99,772	56,975	441,000	2,984 (3)	1,300,731
	2024	94,231	250,000 (4)	-	7,791,824	52,471	383 (5)	8,188,909
Ingmar Bruns, M.D. (6) Chief Medical Officer	2025	530,000	-	27,937	15,954	278,250	17,702 (7)	869,843
James Bucher (8) Chief Legal Officer and Corporate Secretary	2025	144,231	50,000 (9)	-	391,752	67,315	6,675 (10)	659,973
Andrea Paul (11) Former Chief Legal Officer and Corporate Secretary	2025	376,923	-	2,215,853	101,147	-	294,746 (12)	2,988,669
	2024	502,290	-	1,315,125	1,630,845	213,750	16,965 (13)	3,678,975
Mark Lackner, Ph.D. (14) Former Chief Scientific Officer	2025	153,553	-	547,602	64,807	-	463,387 (15)	1,229,349
	2024	484,397	-	2,287,890	1,793,146	205,632	17,757 (16)	4,788,822
(1)Represents the grant date fair value of stock and option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the named executive officers computed as of the applicable grant date in accordance with the FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 26, 2026. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the awards or the sale of the Common Stock underlying such awards.
(2)Ms. Eastland joined the Company as President and Chief Executive Officer in November 2024.

(3)For Ms. Eastland, includes: (i) cellular phone plan allowance of $1,400, and (ii) group term life insurance premiums paid by the Company of $1,584.

(4)Represents a signing bonus paid to Ms. Eastland in connection with her commencement of employment with us in November 2024.

(5)For Ms. Eastland, includes: (i) a cellular phone plan allowance of $200, and (ii) group term life insurance premiums paid by the Company of $183.

(6)Dr. Bruns joined the Company as Chief Medical Officer in November 2024. Dr. Bruns was not a named executive officer in 2024.

(7)For Dr. Bruns, includes: (i) cellular phone plan allowance of $1,400, (ii) group term life insurance premiums paid by the Company of $552, and (iii) 401(k) plan matching contributions paid by the Company of $15,750.

(8)Mr. Bucher joined the Company as Chief Legal Officer and Corporate Secretary in September 2025.

(9)Represents a signing bonus paid to Mr. Bucher in connection with his commencement of employment with us in September 2025.

(10)For Mr. Bucher, includes: (i) cellular phone plan allowance of $450, (ii) group term life insurance premiums paid by the Company of $427 and (iii) 401(k) plan matching contributions paid by the Company of $5,798.

(11)Ms. Paul became the Company's General Counsel and Corporate Secretary in August 2022 and its Chief Legal Officer and Corporate Secretary in February 2024. Ms. Paul resigned from these positions in September 2025.

(12)For Ms. Paul, includes: (i) a cellular phone plan allowance of $950, (ii) group term life insurance premiums paid by the Company of $291, (iii) 401(k) plan matching contributions paid by the Company of $14,586, (iv) a lump sum cash separation payment in the amount of $225,000 (representing Ms. Paul's target annual bonus for 2025) in accordance with Ms. Paul's release agreement, and (v) $53,919 in fees for services paid by the Company to the law firm that Ms. Paul joined following her resignation.

(13)For Ms. Paul, includes: (i) a cellular phone plan allowance of $1,200, (ii) group term life insurance premiums paid by the Company of $240, and (iii) 401(k) plan matching contributions paid by the Company of $15,525.

(14)Dr. Lackner became the Company's Chief Translational Officer, Head of Biomarker Strategy in October 2022 and Chief Scientific Officer in December 2023. Dr. Lackner separated from the Company in April 2025.

(15)For Dr. Lackner, includes (i) a cellular phone plan allowance of $400, (ii) group term life insurance premiums paid by the Company of $357, (iii) 401(k) plan matching contributions paid by the Company of $15,750, (iv) a lump sum cash separation payment in the amount of $432,909 (representing nine months' base salary based on Dr. Lackner's base salary rate in effect on April 25, 2025 plus a prorated portion of Dr. Lackner's target annual bonus for 2025) in accordance with Dr. Lackner's release agreement, and (v) $13,971 in fees for transitional services in accordance with Dr. Lackner's consulting agreement.

(16)For Dr. Lackner, includes: (i) a cellular phone plan allowance of $1,200, (ii) group term life insurance premiums paid by the Company of $1,032, and (iii) 401(k) plan matching contributions paid by the Company of $15,525.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth specified information regarding the outstanding equity awards held by our named executive officers at December 31, 2025. All equity awards set forth in the following table were granted under our 2020 Incentive Award Plan (the "2020 Plan"), unless otherwise disclosed below.

	Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Julie Eastland	2/3/2025	12,372	47,016	1.68	2/2/2035	—	—
	2/3/2025	—	—	—	—	59,388	80,174
	12/2/2024	820,300 (4)(5)	2,208,500 (4)(5)	3.66	12/1/2034	—	—
Andrea Paul	2/3/2025	25,982	98,732	1.68	2/2/2035	—	—
	2/3/2025	—	—	—	—	934,041	1,260,955
	2/1/2024	51,562	49,219	11.69	1/31/2034	—	—
	2/1/2024	41,250 (6)	39,375 (6)	11.69	1/31/2034	—	—
	2/1/2024	—	—	—	—	84,375	113,906
	2/1/2023	41,945	17,272	23.65	1/31/2033	—	—
	2/1/2023	—	—	—	—	20,392	27,528
	8/1/2022	242,083 (4)(7)	48,417 (4)(7)	28.82	7/31/2032	—	—
Ingmar Bruns, M.D.	2/3/2025	3,464	13,165	1.68	2/2/2035	—	—
	2/3/2025	—	—	—	—	16,629	22,449
	12/2/2024	193,009 (4)(8)	519,641 (4)(8)	3.66	12/1/2034	—	—
James Bucher	10/1/2025	—	400,000 (4)(9)	1.54	9/30/2035	—	—
Mark Lackner, Ph.D.	2/3/2025	25,982	41,571	1.68	2/2/2035	—	—
	2/3/2025	—	—	—	—	335,907	453,474
	2/1/2024	64,625	47,000	11.69	1/31/2034	—	—
	2/1/2024	—	—	—	—	70,500	95,175
	1/2/2024	30,000 (10)	18,750 (10)	15.99	1/1/2034	—	—
	1/2/2024	—	—	—	—	10,000 (10)	13,500
	2/1/2023	16,778	6,909	23.65	1/31/2033	—	—
	2/1/2023	—	—	—	—	8,156	11,011
	11/1/2022	170,208 (4)(11)	44,792 (4)(11)	25.60	10/31/2032	—	—

(1)Unless otherwise noted, the stock options vest and become exercisable in forty-eight consecutive equal monthly installments on each monthly anniversary of the grant dates, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, our named executive officers may be eligible for accelerated vesting of under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.
(2)Unless otherwise noted, represents RSUs which vest in four equal installments on each of the first four anniversaries of the grant dates, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, named executive officers may be eligible for accelerated vesting of under certain circumstances. For additional discussion, please see “—Employment and Other Agreements with Our Named Executive Officers” below.

(3)The market value per share was calculated based on the closing price per share of our Common Stock on December 31, 2025 ($1.35).
(4)Granted under our 2022 Employee Incentive Award Plan, as amended (the "2022 Inducement Plan").
(5)Represents a stock option award granted to Ms. Eastland in connection with her appointment as President and Chief Executive Officer of the Company. The stock option awards vest and become exercisable in forty-eight consecutive equal monthly installments following the vesting commencement date of November 13, 2024, subject to Ms. Eastland's continued employment or service through the applicable vesting dates.
(6)Represents a stock option award granted to Ms. Paul in connection with her appointment as Chief Legal Officer of the Company.
(7)When granted, the stock option award was scheduled to vest and become exercisable with respect to 25% of the underlying shares on the one-year anniversary of the individual's start date, and with respect to the balance of the shares, in consecutive equal monthly installments over the following thirty-six months, subject to the individual’s continued employment or service through the applicable vesting dates. As previously disclosed in our 2023 proxy statement, such awards were modified in January 2023 to vest in forty-eight equal installments on each monthly anniversary of the named executive officer's start date.
(8)Represents a stock option award granted to Dr. Bruns in connection with his appointment as Chief Medical Officer of the Company. The stock option award vests and becomes exercisable with respect to 25% of the underlying shares on the one-year anniversary of the vesting commencement date of November 13, 2024, and with respect to the balance of the shares, in consecutive equal monthly installments over the following thirty-six months, subject to Dr. Bruns’s continued employment or service through the applicable vesting dates.

(9)Represents a stock option award granted to Mr. Bucher in connection with his appointment as Chief Legal Officer and Corporate Secretary of the Company. The stock option award vests and becomes exercisable with respect to 25% of the underlying shares on the one-year anniversary of the vesting commencement date of September 18, 2025, and with respect to the balance of the shares, in consecutive equal monthly installments over the following thirty-six months, subject to Mr. Bucher’s continued employment or service through the applicable vesting dates.

(10)Represents a stock option award and RSUs granted to Dr. Lackner in connection with his appointment as Chief Scientific Officer of the Company. The stock option award vests and becomes exercisable in forty-eight consecutive equal monthly installments following the vesting commencement date of December 31, 2023, subject to Dr. Lackner's continued employment or service through the applicable vesting dates. The RSUs vest in four equal installments on each of the first four anniversaries of the vesting commencement date of December 31, 2023.

(11)The stock option award vests and becomes exercisable in forty-eight consecutive equal monthly installments following the vesting commencement date of October 17, 2022, subject to Dr. Lackner's continued employment or service through the applicable vesting dates.

Narrative Disclosure to Compensation Tables

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and equity awards, as described above. The NEOs also participate in employee benefit plans and programs that we offer to our other employees as described below.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on generally the same basis as all of our other employees. We pay the premiums for term life insurance for all of our employees, including our named executive officers. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below titled “401(k) plan.” We do not provide significant perquisites or personal benefits to our named executive officers.

401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for all of our employees. Our named executive officers are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which was $23,500 for calendar year 2025. Participants who are 50 years or older can also make “catch-up” contributions which, in calendar year 2025, were up to an additional $7,500 above the statutory limit. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee. We make matching contributions under the 401(k) plan. Company contributions to the 401(k) plan are discretionary, and contributions in the aggregate amount of $1.4 million were made by the Company to the 401(k) plan for calendar year 2025.

Nonqualified Deferred Compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Employment and Other Agreements with Our Named Executive Officers
Below are written descriptions of our agreements with each of our named executive officers. Each of our currently employed named executive officer’s employment is “at will” and may be terminated at any time. Additionally, below is a description of the agreements, entered into with Dr. Lackner and Ms. Paul upon their separations from the Company in April 2025 and October 2025, respectively.
Employment Agreement with Ms. Eastland
Through our subsidiary, Zeno Management, Inc., or Zeno Management, effective November 13, 2024, we entered into an Employment Agreement with Ms. Eastland setting forth the terms of her employment as our President and Chief Executive Officer.
Pursuant to her employment agreement, if we terminate Ms. Eastland’s employment other than for cause (as defined below) or Ms. Eastland terminates her employment for good reason (as defined below), she is entitled to the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims in favor of the Company and her continued compliance with the restrictive covenants set forth in her employment agreement:
1.Her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled;
2.A payment equal to 18 months of her then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to her target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date;
4.A payment equal to her target annual bonus for the year in which the termination date occurs, prorated for the portion of the year that has elapsed prior to her termination date, payable in a lump sum 60 days following the termination date;
5.A payment equal to her earned but unpaid annual bonus for any fiscal year that has ended prior to the termination date, based on actual performance under the Company’s annual bonus plan, payable when annual bonuses are paid to Company employees generally but no later than March 15 of the year in which the termination date occurs;
6.Payment of the COBRA premiums for her and her eligible dependents for 18 months following her termination date;
7.Accelerated vesting of such portion of her time-based stock awards as would have otherwise vested over the 12 months following her date of termination (and any performance stock awards will be treated as provided in the applicable award agreement); and

8.An extension of the post-termination exercise period of her initial option award granted to her in connection with her commencement of employment for a period of two years following her termination.
In the event such termination occurs within 90 days prior to or 24 months following a change in control (as defined in the 2020 Plan), Ms. Eastland will be entitled to a lump-sum payment equal to 150% of her full target bonus for the year in which the termination occurs in lieu of the amount referenced in item 3 above. In the event of such termination at any time within 90 days prior to or any time following a change in control, all of Ms. Eastland's time-based stock awards will immediately vest in full (and any performance stock awards will be treated as provided in the applicable award agreement). In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Ms. Eastland in connection with such change in control, Ms. Eastland will be entitled to an additional payment in an amount that will offset, on an after tax basis, the effect of any excise tax imposed upon her.
In the event we terminate Ms. Eastland’s employment for cause, she terminates her employment without good reason, or upon her death or permanent disability, she is entitled to receive only her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled.

Employment Agreement with Dr. Bruns
Through our subsidiary Zeno Management, effective November 13, 2024, we entered into an employment agreement with Dr. Bruns setting forth the terms of his employment as our Chief Medical Officer.
Pursuant to Dr. Bruns’s employment agreement, if we terminate his employment other than for cause (as defined below) or Dr. Bruns terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the Company and his continued compliance with the restrictive covenants set forth in his employment agreement:
1.His fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled;
2.A payment equal to 12 months of his then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to his target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date;
4.A payment equal to his target annual bonus for the year in which the termination date occurs, prorated for the portion of the year that has elapsed prior to his termination date, payable in a lump sum 60 days following the termination date;
5.A payment equal to his earned but unpaid annual bonus for any fiscal year that has ended prior to the termination date, based on actual performance under the Company’s annual bonus plan, payable when annual bonuses are paid to Company employees generally but no later than March 15 of the year in which the termination date occurs;
6.Payment of the COBRA premiums for his and his eligible dependents for 12 months following his termination date;
7.Accelerated vesting of such portion of his time-based stock awards as would have otherwise vested over the 12 months following his date of termination (and any performance stock awards will be treated as provided in the applicable award agreement); and
8.An extension of the post-termination exercise period of his initial option award granted to him in connection with his commencement of employment for a period of two years following his termination.
In the event such termination occurs within 90 days prior to or at any time following a change in control (as defined in the 2020 Plan), all of Dr. Bruns's time-based stock awards will immediately vest in full (and any performance stock awards will be treated as provided in the applicable award agreement). In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Dr. Bruns in connection with such change in control, Dr. Bruns will be entitled to an additional payment in an amount that will offset, on an after tax basis, the effect of any excise tax imposed upon him.

In the event we terminate Dr. Bruns’s employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he will be entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.

Employment Agreement with Mr. Bucher
Through our subsidiary, Zeno Management, effective September 18, 2025, we entered into an employment agreement with Mr. Bucher setting forth the terms of his employment as our Chief Legal Officer and Corporate Secretary.
Pursuant to Mr. Bucher's employment agreement, if we terminate his employment other than for cause (as defined below) or Mr. Bucher terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the Company and his continued compliance with the restrictive covenants set forth in his employment agreement:
1.His fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled;
2.A payment equal to 12 months of his then-current base salary, payable in a lump sum 60 days following the termination date;
3.A payment equal to his target annual bonus for the year in which the termination date occurs, payable in a lump sum 60 days following the termination date;
4.A payment equal to his target annual bonus for the year in which the termination date occurs, prorated for the portion of the year that has elapsed prior to his termination date, payable in a lump sum 60 days following the termination date;
5.A payment equal to his earned but unpaid annual bonus for any fiscal year that has ended prior to the termination date, based on actual performance under the Company’s annual bonus plan, payable when annual bonuses are paid to Company employees generally but no later than March 15 of the year in which the termination date occurs;
6.Payment of the COBRA premiums for his and his eligible dependents for 12 months following his termination date;
7.Accelerated vesting of such portion of his time-based stock awards as would have otherwise vested over the 12 months following his date of termination (and any performance stock awards will be treated as provided in the applicable award agreement); and
8.An extension of the post-termination exercise period of his initial option award granted to him in connection with his commencement of employment for a period of two years following his termination.
In the event such termination occurs within 90 days prior to or at any time following a change in control (as defined in the 2020 Plan), all of Mr. Bucher's time-based stock awards will immediately vest in full (and any performance stock awards will be treated as provided in the applicable award agreement). In addition, in the event a change in control occurs and an excise tax is imposed by reason of the application of Sections 280G and 4999 of the Internal Revenue Code as a result of any compensatory payments made to Mr. Bucher in connection with such change in control, Mr. Bucher will be entitled to an additional payment in an amount that will offset, on an after tax basis, the effect of any excise tax imposed upon him.
In the event we terminate Mr. Bucher's employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he will be entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.
Release Agreement and Consulting Agreement with Dr. Lackner
In April 2025, in connection with Dr. Lackner's separation from the Company, Zeno Management and the Company entered into a release agreement with Dr. Lackner, wherein Zeno Management and the Company agreed to provide Dr. Lackner with certain severance benefits, including a lump sum payment equal to nine months' base salary plus a prorated target bonus for 2025, and nine months of continued payment of COBRA premiums at the Company's expense. In addition, in April 2025, Dr. Lackner and the Company entered into a consulting agreement pursuant to which Dr. Lackner will serve as a consultant through April

25, 2027. Pursuant to the consulting agreement, Dr. Lackner is being paid a weekly retainer fee for the first week and an hourly retainer fee thereafter for his services and will continue to vest in his continuing equity awards during the term of the agreement.
Release Agreement with Ms. Paul
In October 2025, in connection with Ms. Paul's resignation from the Company, Zeno Management and the Company entered into a release agreement with Ms. Paul, which provides for Ms. Paul's rendering of transitional services to the Company given her substantial knowledge of the Company's operations and Zeno Management and the Company agreed to provide Ms. Paul with her target bonus for 2025, given her departure in late 2025 and substantial performance towards the achievement of the corporate goals for the year. Pursuant to the release agreement, Ms. Paulwill render transitional services to the Company upon the Company's request through October 1, 2027 and will continue to vest in her continuing equity awards during the term of the agreement. Upon completion of the transitional services, Ms. Paul's continuing unvested equity will vest in full.

Defined Terms Applicable to Named Executive Officer Employment Agreements
For purposes of the employment agreements with our named executive officers, “cause” means any of the following: (1) the unauthorized use or disclosure of confidential information or trade secrets of the Company or its affiliates or any material breach of a written agreement between the executive and the Company or any affiliate, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement (and, for Ms. Eastland, a material violation of any Company policy); (2) the commission of, indictment for or the entry of a plea of guilty or nolo contendere to a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (3) gross negligence or willful misconduct or willful or repeated failure, to substantially perform assigned duties; (4) any act of fraud, embezzlement, misappropriation or dishonesty committed by the executive against the Company or its affiliates; (5) any misconduct (including acts, omissions or statements that constitute misconduct) which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or its affiliates; or (6) failure to maintain any license, registration, certification or similar authorization required by the Company or under applicable law to perform the duties of our position.
“Good reason” means the occurrence of any of the following without the executive’s written consent: (1) a material reduction in authority, duties or responsibilities that represents a substantial reduction in position or responsibilities as in effect immediately prior thereto; or, for Ms. Eastland, any removal from the position of President and Chief Executive Officer or as a member of the Board, except in connection with the termination of the executive’s services for cause, as a result of his or her permanent disability (as defined in the applicable employment agreement) or death, or by the executive other than for good reason; (2) a reduction in the executive's annual base salary of at least five percent, (3) the requirement that the executive be based at any place outside a 50-mile radius of his or her then-current place of employment with the Company prior to any such relocation, except for reasonably required travel on the company business; or (4) any material breach by the Company or any affiliate of its obligations to the executive under any applicable employment or services agreement between the executive and the Company or such affiliate.
Restrictive Covenant Obligations
Pursuant to their employment agreements, each of our named executive officers is subject to covenants prohibiting solicitation of employees and consultants for one year following termination and a perpetual non-disparagement covenant, in addition to obligations under our standard proprietary information and inventions assignment agreement.

Pay Versus Performance
The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2025, 2024, 2023 and 2022, and our financial performance for each such fiscal year. In this section, the principal executive officer is referred to as the "PEO."

Year	Summary Compensation Table Total for PEO (Julie Eastland)(1) ($)	Summary Compensation Table Total for PEO (Kimberly Blackwell)(2) ($)	Compensation Actually Paid to PEO (Julie Eastland)(3)(4) ($)	Compensation Actually Paid to PEO (Kimberly Blackwell)(3)(4) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)(4) ($)	Value of Initial Fixed $100 Investment Based on:	Net (Loss) Income ($)
							Total Shareholder Return(5) ($)
2025	1,300,731	—	(2,421,000)	—	1,436,959	212,506	7	(137,060,000)
2024	8,188,909	7,466,453	5,924,960	(24,580,169)	5,337,654	(619,342)	15	(165,867,000)
2023	—	12,853,590	—	6,594,382	5,576,632	3,027,114	75	(292,305,000)
______________________________
(1)Julie Eastland was appointed as President and Chief Executive Officer of the Company on November 13, 2024.
(2)Kimberly Blackwell resigned as Chief Executive Officer of the Company effective November 13, 2024.
(3)Amounts represent compensation actually paid to our PEOs and the average compensation actually paid to our remaining named executive officers for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO(s)	Non-PEO Named Executive Officers
2025	Julie Eastland	Ingmar Bruns, James Bucher, Andrea Paul, Mark Lackner
2024	Julie Eastland, Kimberly Blackwell	Andrea Paul, Cam Gallagher, Diana Hausman, Mark Lackner
2023	Kimberly Blackwell	Cam Gallagher, Andrea Paul, Melissa Epperly, Kevin Bunker and Iris Roth
The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO Named Executive Officers” columns do not reflect the actual compensation paid to or realized by our PEOs or our non-PEO named executive officers during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See "—2025 Summary Compensation Table" for certain other compensation of our PEOs and our non-PEO named executive officers for each applicable fiscal year.
The amounts reported in the "Compensation Actually Paid" columns represent the “Total” compensation reported in the 2025 Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

Adjustments	2025		2024			2023
	Julie Eastland	Average Non-PEO Named Executive Officers	Julie Eastland	Kimberly Blackwell	Average Non-PEO Named Executive Officers	Kimberly Blackwell	Average Non-PEO Named Executive Officers
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(156,747)	$(841,263)	$(7,791,824)	$(5,182,129)	$(4,491,769)	$(11,680,083)	$(4,634,962)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	25,772	32,082	5,409,437	1,640,051	485,164	6,869,408	1,849,498
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	12,821	14,550	118,439	298,144	193,082	1,137,084	368,524
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(2,321,134)	(264,294)	—	(4,186,750)	(1,919,130)	(3,450,560)	(420,993)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	(1,282,445)	(115,117)	—	(3,378,771)	(549,691)	864,943	288,415
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	(50,410)	—	(23,185,118)	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	1,947,951	325,348	—	—
Total Adjustments	(3,721,731)	(1,224,452)	(2,263,949)	(32,046,622)	(5,956,996)	(6,259,208)	(2,549,518)
Compensation Actually Paid	$(2,421,000)	$212,506	$5,924,960	$(24,580,169)	$(619,342)	$6,594,382	$3,027,114
(4)Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU and restricted stock awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for solely service-vesting stock option awards, a Black-Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock option awards and, in the case of in-the-money awards, an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied by the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%; and (iii) for performance-based stock option awards, the same valuation methodology as service-vesting stock option awards above except that the year end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2025 and prior fiscal years.
(5)For the relevant fiscal year, represents the cumulative total shareholder return, or TSR, on our Common Stock through December 31, 2025, 2024, 2023 and 2022. TSR amounts reported in this table assume (i) an initial fixed investment of $100 on December 30, 2022, (ii) our closing sales price on December 30, 2022 of $20.14 per share as the initial value of our Common Stock, and (iii) that all dividends were reinvested, although dividends have not been declared on our Common Stock.

Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEOs and the average of the compensation actually paid to our non-PEO named executive officers, with (i) our cumulative TSR and (ii) our net (loss) income, in each case, for the fiscal years ended December 31, 2025, 2024 and 2023.

Equity Grant Practices

Our Board or the Compensation Committee (or our Chief Executive Officer pursuant to a delegation of authority from our Compensation Committee with respect to stock awards to non-executive service providers) generally grants stock awards during the year to new hires, employees receiving promotions, and in other special circumstances. Annual awards to eligible employees are generally made during the first quarter of the year. We do not, however, maintain a formal equity grant policy and our Board or the Compensation Committee (or our Chief Executive Officer pursuant to her delegation of authority) may make grants at such times as are deemed appropriate. We do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information based on equity award grant dates or vesting events. For all stock option awards, the exercise price is the closing price of our Common Stock on the date of the grant (or if such date is not a trading day, on the immediately preceding trading day). During 2025, we did not grant equity awards to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for named executive officers grants in fiscal year 2025.

DIRECTOR COMPENSATION
Director Compensation Table
The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our non-employee directors for services rendered during the year ended December 31, 2025. Ms. Eastland, our President and Chief Executive Officer did not receive any additional consideration for her service as a director, and her compensation for 2025 is disclosed in “Executive Compensation” above.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Total ($)
David Johnson	52,846	86,405	139,251
Enoch Kariuki, Pharm.D.	65,000	86,405	151,405
Scott Myers	97,731	86,405	184,136
Jan Skvarka, Ph.D.	65,000	86,405	151,405
Karan Takhar (2)	—	—	—
Luke Walker, M.D.	58,861	86,405	145,266
(1)Represents the grant date fair value of RSUs granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the directors computed as of the applicable grant date in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 26, 2025. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting or exercise of the awards or the sale of the Common Stock underlying such awards.
As of December 31, 2025, the individuals listed in the table above held the following unvested equity awards: Mr. Johnson held 57,603 RSUs; Dr. Kariuki held 57,603 RSUs; Mr. Myers held 231,065 RSUs; Dr. Skvarka held 57,603 RSUs; and Dr. Walker held 105,924 RSUs.

(2)Mr. Takhar waived receipt of any compensation for his service as a non-employee director during 2025 and did not hold any unvested equity awards as of December 31, 2025. Mr. Takhar resigned from his position as a member of the Board of Directors, effective December 15, 2025.

Non-Employee Director Compensation Program
We maintain a non-employee director compensation program that provides for annual retainer fees and/or long-term equity awards for our non-employee directors.
Cash Compensation
Pursuant to, and commencing on the effective date of, the non-employee director compensation program in effect for 2025, each non-employee director, other than Mr. Takhar, received the following annual cash retainers during the year ended December 31, 2025

Annual Cash Retainer ($)
Board of Directors:
Non-Employee Directors	45,000
Additional Retainer for Chairperson or Lead Independent Director (1)	45,000
Audit Committee:
Non-Chairperson Members	10,000
Chairperson	20,000
Compensation Committee:
Non-Chairperson Members	7,500
Chairperson	15,000
Nominating and Corporate Governance Committee:
Non-Chairperson Members	5,000
Chairperson	10,000
(1)The $45,000 cash retainer paid to the Chairperson of the Board or Lead Independent Director is in addition to the $45,000 cash retainer paid to the Chairperson of the Board or Lead Independent Director as a non-employee director, such that the chairperson of the Board or lead independent director is paid a total of $90,000 in annual retainers.
Equity Compensation
Under the director compensation program in effect during 2025, non-employee directors who are newly appointed or elected to the Board receive an initial grant of RSUs covering a number of shares of our Common Stock determined by multiplying (i) the number of shares of our Common Stock outstanding as of the day prior to the date of grant, by (ii) 0.10%–0.20% (with the final percentage to be determined by our Board), vesting in three equal annual installments on each of the first three anniversaries of the date of grant. In addition, on the date of our 2025 Annual Meeting of Stockholders, each non-employee director, other than Mr. Takhar, received an annual grant of RSUs covering a number of shares of our Common Stock determined by multiplying (i) the number of shares of our Common Stock outstanding as of the day prior to the date of grant, by (ii) 0.08%, vesting on the day of the Annual Meeting.

On the date of the Annual Meeting, each non-employee director will receive an annual grant of RSUs covering a number of shares of our Common Stock determined by multiplying (i) the number of shares of our Common Stock outstanding as of the day prior to the date of grant, by (ii) 0.08%, vesting on the earlier of (A) the first anniversary of the date of grant or (B) the 2027 Annual Meeting of Stockholders.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information as of December 31, 2025 regarding shares of Common Stock that may be issued under our equity compensation plans, consisting of the 2020 Plan, the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan, or the 2020 ESPP, and the 2022 Inducement Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	10,687,087 (2)	$17.27	7,562,654 (3)
Equity compensation plans not approved by security holders	6,890,710 (4)	$5.86	1,641,290
Total	17,746,509	$10.92	9,203,944
(1)Represents the weighted-average exercise price of outstanding shares subject to option awards under the applicable plan. RSUs are not taken into account for purposes of determining the weighted-average exercise price.
(2)Includes 5,369,815 shares subject to outstanding options to purchase Common Stock under the 2020 Plan and 5,317,272 shares of Common Stock underlying RSUs under the 2020 Plan.
(3)Pursuant to the terms of the 2020 Plan, the number of shares of Common Stock available for issuance under the 2020 Plan automatically increases on each January 1 until and including January 1, 2030, by an amount equal to the lesser of: (a) 5% of the shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board. Includes 1,628,130 shares available for issuance under the 2020 ESPP as of December 31, 2025, all of which were eligible for purchase pursuant to the offering period in effect on such date.
(4)Includes 6,890,710 outstanding shares subject to option awards to purchase Common Stock under the 2022 Inducement Plan and 40,750 shares of Common Stock underlying RSUs under the 2022 Inducement Plan. The 2022 Inducement Plan was approved by the Board on July 20, 2022. The terms of the 2022 Inducement Plan are substantially similar to the terms of the 2020 Plan with the exception that incentive stock option awards may not be issued under the 2022 Inducement Plan, and awards under the 2022 Inducement Plan may only be issued to eligible recipients under the applicable Nasdaq listing rules. The 2022 Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq listing rules. As of December 31, 2025, the Board reserved 8,775,000 shares of the Company’s Common Stock for issuance pursuant to awards granted under the 2022 Inducement Plan. In accordance with Rule 5635(c)(4) of the Nasdaq listing rules, awards under the 2022 Inducement Plan may only be made to an employee who is commencing employment with the Company or any subsidiary or who is being rehired following a bona fide interruption of employment by the Company or any subsidiary, in either case if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers, and all directors and executive officers as a group, as of April 20, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 71,186,348 shares of Common Stock outstanding as of April 20, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to option awards, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 20, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 10275 Science Center Drive, Suite 200, San Diego, California 92121. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with The Walters Group (1)	13,509,973	19%
Entities affiliated with 5AM Ventures (2)	4,838,571	6.8%
Barclays PLC (3)	3,841,449	5.4%
Entities affiliated with Squadron Capital (4)	3,676,900	5.2%

Named Executive Officers and Directors
Julie Eastland (5)	1,348,864	1.89%
Andrea Paul (6)	803,224	1.13%
Ingmar Bruns, M.D. (7)	350,671	*
James Bucher (8)	10,416	*
Mark Lackner, Ph.D. (9)	552,769	*
Scott Myers (10)	165,333	*
David Johnson (11)	302,921	*
Enoch Kariuki, Pharm.D. (12)	179,365	*
Jan Skvarka, Ph.D. (13)	207,154	*
Luke Walker, M.D. (14)	120,123	*
All current executive officers and directors as a group (8 persons) (15)	2,684,847	3.8%

*Less than one percent.
(1)Based solely on a Schedule 13G/A filed with the SEC on January 5, 2026, consists of 13,509,973 shares held by The Walters Group, or TWG. Susan B. Walters is the general partner and majority member of TWG. William T. Walters, TWG and Susan B. Walters each have shared voting and dispositive power over the shares. The business address of William T. Walters, TWG and Susan B. Walters is 8975 S. Pecos Road, Unit 6A, Henderson, Nevada 89074.
(2)Based solely on a Schedule 13G filed with the SEC on December 30, 2025, consists of (i) 3,947,913 shares held by 5AM Opportunities II, L.P., or Opps II, and (ii) 890,658 shares held by 5AM Opportunities Master Fund L.P., or Opps Master. 5AM Opportunities II (GP), LLC, or Opps II GP, is the sole general partner of

Opps II and may be deemed to have investment and voting power over shares held by Opps II. Andrew Schwab and Kush Parmar are managing members of Opps II GP and may be deemed to share voting and dispositive power over the shares held by Opps II. 5AM Opportunities (GP), LLC, or Opps GP, is the sole general partner of Opps Master and may be deemed to have investment and voting power over the shares held by Opps Master. Andrew Schwab, Kush Parmar and Anna Yaeger are the managing members of Opps GP, and may be deemed to share voting and dispositive power over the shares held by Opps Master. The address of the above persons and entities is 4 Embarcadero Center, Suite 3110, San Francisco, CA 94111.

(3)Based solely on a Schedule 13G filed with the SEC on November 12, 2025. Barclays PLC. has sole voting and dispositive power over 3,430,529 shares and shared voting and dispositive power over 410,920 shares. The business address of Barclays PLC is 1 Churchill Place, London - E14 5HP.
(4)Based solely on a Schedule 13G filed with the SEC on March 3, 2026, consists of 3,676,900 shares held by Squadron Master Fund LP, or Squadron LP. Squadron Capital Management, LLC, or Squadron Capital, is the investment adviser to Squadron LP. Matthew Sesterhenn and William Bank are partners of Squadron Capital. Squadron Capital, Matthew Sesterhenn and William Bank each have shared voting and dispositive power over the shares. The business address of the above persons and entities is 999 Oakmont Plaza Drive, Suite 600, Westmont, IL 60559.

(5)Consists of (i) 49,439 shares of Common Stock held by Ms. Eastland, and (ii) 1,299,425 shares of Common Stock subject to option awards held by Ms. Eastland that are exercisable within 60 days of April 20, 2026.
(6)Based on information known to the Company, consists of (i) 315,786 shares of Common Stock held by Ms. Paul, and (ii) 487,438 shares of Common Stock subject to option awards held by Ms. Paul that are exercisable within 60 days of April 20, 2026.
(7)Consists of (i) 25,018 shares of Common Stock held by Dr. Bruns and (ii) 325,653 shares of Common Stock subject to option awards held by Dr. Bruns that are exercisable within 60 days of April 20, 2026.

(8)Consists of 10,416 shares of Common Stock subject to option awards held by Mr. Bucher that are exercisable within 60 days of April 20, 2026.
(9)Based on information known to the Company, consists of (i) 207,250 shares of Common Stock held by Dr. Lackner, and (ii) 345,519 shares of Common Stock subject to option awards held by Dr. Lackner that are exercisable within 60 days of April 20, 2026.

(10)Consists of (i) 107,730 shares of Common Stock held by Mr. Myers, and (ii) 57,603 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 20, 2026.
(11)Consists of (i) 192,818 shares of Common Stock held by Mr. Johnson, (ii) 52,500 shares of Common Stock subject to option awards held by Mr. Johnson that are exercisable within 60 days of April 20, 2026, and (iii) 57,603 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 20, 2026.
(12)Consists of (i) 79,762 shares of Common Stock held by Dr. Kariuki, (ii) 42,000 shares of Common Stock subject to option awards held by Dr. Kariuki that are exercisable within 60 days of April 20, 2026, and (iii) 57,603 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 20, 2026.
(13)Consists of (i) 149,551 shares of Common Stock held by Dr. Skvarka, and (ii) 57,603 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 20, 2026.
(14)Consists of (i) 38,360 shares of Common Stock held by Dr. Walker, and (ii) 81,763shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 20, 2026.
(15)Consists of (i) 642,678 shares of Common Stock, (ii) 1,729,994 shares of Common Stock subject to option awards that are exercisable within 60 days of April 20, 2026, and (iii) 312,175 shares of Common Stock issuable upon the settlement of restricted stock units vesting within 60 days of April 20, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our Chief Financial Officer, or such person performing duties similar to a Chief Financial Officer, is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our Chief Financial Officer or Chief Legal Officer determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer or Chief Legal Officer, or such person performing duties similar to those performed by a Chief Financial Officer or Chief Legal Officer, is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Transaction with Matrix Capital Master Fund, LP

In December 2025, we entered into a Stock Purchase Agreement with Matrix Capital Master Fund, LP, or Matrix, one of our then stockholders owning more than 5% of our outstanding Common Stock. Pursuant to the Stock Purchase Agreement, the Company agreed to repurchase 7,500,000 shares of the Company’s common stock from Matrix at a price of $1.33 per share, representing a discount from the Company’s closing share price of $1.40 on December 12, 2025, or the Repurchase. The Repurchase closed on December 15, 2025.

Transactions with Recurium IP Holdings, LLC
In December 2014, our wholly owned subsidiary, Zeno Pharmaceuticals, Inc., entered into a license agreement, or the Recurium Agreement, with Recurium IP Holdings, LLC, or Recurium IP, which was subsequently amended, under which Zeno Pharmaceuticals, Inc. was granted an exclusive worldwide license to certain intellectual property rights owned or controlled by Recurium IP to develop and commercialize pharmaceutical products for the treatment or prevention of disease, other than for providing pain relief. Following certain corporate restructuring, our wholly owned subsidiary, Zeno Management, became the Zentalis contracting party to the Recurium Agreement. Cam Gallagher, our former President, interim Chief Financial Officer and interim Treasurer and a former member of our Board, currently serves as a managing member of Recurium IP and maintains an ownership interest in Recurium IP. For the years ended December 31, 2024, and December 31, 2025, we paid zero dollars in milestone fees to Recurium IP.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, or the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2025, except one Form 4 for Walters Group, and one Form 4 for Dr. Bruns, each reporting one transaction, one Form 3 for Walters Group that were filed late.

OTHER MATTERS
Stockholders’ Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 10275 Science Center Drive, Suite 200, San Diego, California 92121 in writing not later than December 31, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that for business to properly be brought before an annual meeting by a stockholder, our Corporate Secretary must receive written notice from the stockholder of record of their intent to present such proposal or nomination. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not later than (i) the ninetieth (90th) day prior to such annual meeting or, (ii) if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made by the Company. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 16, 2027 and no later than March 18, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 16, 2027, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2027 Annual Meeting of Stockholders or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Other Matters at the Annual Meeting
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of 2026 Annual Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities. We may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and we would compensate such third parties for their efforts.
Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

Zentalis’ Annual Report
A copy of Zentalis’ 2025 Annual Report, including financial statements and schedules thereto but not including exhibits, will be sent to any stockholder of record as of the Record Date, without charge, upon written request addressed to:
Zentalis Pharmaceuticals, Inc.
Attention: Corporate Secretary
10275 Science Center Drive, Suite 200
San Diego, California 92121
A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our 2025 Annual Report at www.proxyvote.com. You also may access our 2025 Annual Report at www.zentalis.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,

James B. Bucher, Chief Legal Officer and Corporate Secretary
San Diego, California
April 30, 2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ZNTL2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93670-P47521

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

ZENTALIS PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Johnson
02) Jan Skvarka, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V93671-P47521

ZENTALIS PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 16, 2026 10:00 AM ET
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of ZENTALIS PHARMACEUTICALS, INC. hereby appoint(s) Julie Eastland and James B. Bucher, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of ZENTALIS PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on June 16, 2026, via a live webcast at www.virtualshareholdermeeting.com/ZNTL2026, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side